UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2021

ANNOVIS BIO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39202	26-2540421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

(Address of Principal Executive Offices, and Zip Code)

(610) 727-3913

Registrant’s Telephone Number, Including Area Code

                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ANVS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On October 5, 2021, Annovis Bio Inc. (the “Company”) issued a press release announcing results from the completed dose response Phase 2 clinical trial of ANVS401. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On October 5, 2021, at 9:00 am ET the Company will host an investor conference call to discuss the results of the completed dose response Phase 2 clinical trial of ANVS401. Interested parties can participate through the following link: https://russopr.zoom.us/j/87423723968. A copy of a presentation to be referenced during the investor conference call is furnished as Exhibit 99.2.

The information in this Item 7.01, Item 9.01, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical fact in the frequently asked questions documents are forward-looking statements. Forward-looking statements may be identified by terminology such as “believe,” “anticipate,” “plan,” “may,” “intend,” “will,” “should,” “expect,” “estimate,” “potential” and “continue” and similar expressions, including the negative of these words, but not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations and timelines regarding the Company’s Phase 2a clinical trial and expectations regarding current or future clinical trials. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate, including that clinical trials may be delayed; that the data reported herein is only from a Phase 2a study and subsequent clinical trials must be conducted; and that any anticipated meeting with or presentation to the FDA may be delayed. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, the failure of preliminary data to predict final study results and impacts from the COVID-19 pandemic and the other important factors other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) and elsewhere in our filings and reports with the SEC. Forward-looking statements speak as of the date they are made, and the Company undertakes no obligation to update them except as may be required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 5, 2021 (furnished herewith).
99.2	Presentation – New Parkinson’s Efficacy Data, dated October 5, 2021 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

Date: October 5, 2021	By:	/s/ Jeffrey McGroarty
Name: Jeffrey McGroarty
Title: Chief Financial Officer